UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

DATE OF REPORT (Date of Earliest Event Reported): April 27, 2004

Granite Broadcasting Corporation

(Exact name of registrant as specified in its charter)

Commission File No. 0-19728

Delaware	13-3458782
(State or other Jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

767 Third Avenue, 34th Floor

New York, New York 10017

(212) 826-2530

(Address, including Zip Code, and Telephone Number,

including Area Code of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report.)

Item 7.             Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit No.	Description

99	Granite Broadcasting Corporation Press Release dated April 27, 2004

Item 12.       Results of Operations and Financial Condition.

On April 27, 2004, Granite Broadcasting Corporation (“Granite”) issued a press release setting forth its earnings for the first quarter ended March 31, 2004.  A copy of Granite’s press release is attached hereto as Exhibit 99 and is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE BROADCASTING CORPORATION

Dated: April 28, 2004	By:	/s/ Lawrence I. Wills
Lawrence I. Wills
Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

99	Granite Broadcasting Corporation Press Release dated April 27, 2004